Note 14 - Certain Relationships and Related Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

Note 14. Certain Relationships and Related Transactions

In August 2013, Avalon created a new Ohio limited liability company, AWMS Holdings, LLC, to act as a holding company to form and own a series of wholly owned subsidiaries that will own and operate salt water injection wells and facilities (together the “facilities”). AWMS Holdings, LLC, offers investment opportunities to accredited investors by selling membership units of AWMS Holdings, LLC through private placement offerings. The monies received from these offerings, along with internally contributed capital, are used to construct the facilities necessary for the operation of salt water injection wells. American Water Management Services, LLC, a wholly owned subsidiary of Avalon, manages all the salt water injection well operations, including the marketing and sales function and all decisions regarding the well operations for a percentage of the gross revenues. As a result of the private placement offering, Avalon is not the majority owner of AWMS Holdings, LLC; however, due to the managerial control of American Water Management Services, LLC, the financial statements of AWMS Holdings, LLC and subsidiaries are included in Avalon’s consolidated financial statements. At December 31, 2014, Avalon owned approximately 47% of AWMS Holdings, LLC. At December 31, 2014, AWMS Holdings, LLC received approximately $1.0 million from management and outside directors of Avalon, who qualified as accredited investors.

In August 2013, AWMS Holdings, LLC formed its first wholly owned subsidiary, AWMS Rt. 169, LLC, to own and operate two salt water injection wells. AWMS Rt. 169, LLC leases 5.2 acres on which the salt water injection wells are located. Construction of the wells began in the fourth quarter of 2013, and in April 2014, the wells commenced operations accepting brine water for disposal.

As a result of a seismic event with a magnitude of 2.1 occurring on August 31, 2014, the Chief of the Division of Oil and Gas Resources Management (“Chief” or “Division”) issued Orders on September 3, 2014, to immediately suspend all operations of both of Avalon’s saltwater injection wells. The Orders were based on the findings that the two saltwater injection wells are located in close proximity to the area of known seismic activity and also that the saltwater injection wells pose a risk of increasing or creating seismic activity. The two saltwater injection wells are located approximately 112 feet apart. Based on these findings, the Chief ordered the immediate suspension of all operations of the two saltwater injection wells, until the Division can further evaluate the wells.

On September 5, 2014, Avalon submitted the information required by the Chief’s Order in regards to its AWMS #1 injection well. The Division reviewed all the information submitted by Avalon and additional data. Based upon this review, the Division concluded that with reasonable scientific certainty, the injection operations of AWMS #1 were not related to the deep seismic event that occurred on August 31, 2014. As a result, the Order suspending all operations of AWMS #1 was terminated effective September 18, 2014. As such, Avalon resumed injection operations of AWMS #1 consistent with all terms and conditions of the permit issued on July 18, 2013.

On September 19, 2014, Avalon submitted the information required by the Chief’s Order in regards to its AWMS #2 injection well. On October 3, 2014, Avalon filed an appeal to the Orders of the Chief disputing the basis for suspending operations of AWMS #2 and also the authority of the Chief to immediately suspend such operations. Currently, the operations of Avalon’s second injection well are still suspended. Avalon is seeking relief in the form of an order from the Commission that vacates the Orders. An appeal hearing is tentatively scheduled to occur in March of 2015.